UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2022

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 21, 2022, the Registrant posted an investor presentation to the “Investor Relations—Events & Presentations” section of its website (http://ir.iac.com/ events-and-presentations). The Registrant intends to use the investor presentation in connection with meetings and conversations with new and existing investors, analysts and other interested parties on and after the date of this report.

Unless otherwise indicated therein, the information set forth in the investor presentation is as of the date of this report. The Registrant undertakes no duty or obligation to publicly update or revise the information contained in the investor presentation, although it may do so from time to time in its sole discretion.

The investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to the Registrant’s future financial performance, business prospects and strategy, anticipated trends and prospects in the industries in which the Registrant’s businesses operate and other similar matters. These forward-looking statements are based on expectations and assumptions of the Registrant’s management about future events as of the date of this report, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.

Certain of these and other risks and uncertainties are discussed in the Registrant’s filings with the U.S. Securities and Exchange Commission, including under the caption “Part I-Item 1A-Risk Factors” of the Registrant’s annual report on 10-K for the fiscal year ended December 31, 2021. Other unknown or unpredictable factors that could also adversely affect the Registrant’s business, financial condition and operating results may arise from time to time. In light of these risks and uncertainties, the forward-looking statements discussed in the investor presentation may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of the Registrant’s management as of the date of this report. IAC does not undertake to update these forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp

By:	/s/ Kendall Handler
Name:	Kendall Handler
Title:	Executive Vice President & Chief Legal Officer

Date: June 21, 2022

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